                                                            Exhibit 99.1



        UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION

         The Warnaco Group, Inc. (the "company") emerged from bankruptcy on February 4, 2003 and, pursuant to American Institute of Certified Public Accountants Statement of Position 90-7, Financial Reporting by Entities in Reorganization Under the Bankruptcy Code ("SOP 90-7"), adopted fresh start accounting. Fresh start accounting principles provide, among other things, that the company make a determination of its reorganization value and allocate such reorganization value to the fair value of its assets in accordance with the provisions of Statement of Financial Accounting Standards No. 141, Business Combinations ("SFAS 141"). The company engaged an independent third party appraisal firm to assist it in determining its reorganization value.
The reorganization value of the company as approved by the bankruptcy court was $750.0 million. Using the work of valuation specialists the company allocated the reorganization value to the fair value of its tangible assets, finite lived intangible assets and indefinite lived intangible assets in accordance with the provisions of SFAS 141. The company's historical financial information is taken from information previously filed with the SEC.

         The unaudited pro forma consolidated condensed statement of operations data in the following tables for the fiscal year ended January 4, 2003 ("Fiscal 2002"), the three month period ended April 6, 2002 ("First Quarter of Fiscal 2002"), the three month period ended July 6, 2002 ("Second Quarter of Fiscal 2002"), the three month period ended October 5, 2002 ("Third Quarter of Fiscal 2002"), the three month period ended January 4, 2003 ("Fourth Quarter of Fiscal 2002") and the one month period January 5, 2003 to February 4, 2003 (the date the company emerged from bankruptcy) combined with the two month period February 5, 2003 to April 5, 2003 ("First Quarter of Fiscal 2003") is adjusted to reflect the following as if each had been completed at the beginning of Fiscal 2002;

    (a) the implementation of the company's plan of reorganization and its emergence from bankruptcy, including adjustments to:

      (i)      reflect fresh start accounting;

      (ii)     eliminate reorganization items related to the bankruptcy;

      (iii) reflect the elimination of interest expense related to certain foreign debt subject to standstill agreements which principal was repaid as part of the company's reorganization; and

      (iv)     record income taxes at normalized post-emergence rates; and

    (b) new debt in an aggregate principal amount of $210.0 million and the application of the proceeds thereof to repay outstanding principal of $200.9 million of the company's Second Lien Notes due February 4, 2008, accrued interest on the Second Lien Notes of approximately $2.0 million, and expenses related to the new debt of approximately
        $7.1 million.

         The pro forma financial information does not purport to be indicative of the company's operating results.

         The information in this report should be read in conjunction with the company's historical information appearing in its previous filings with the SEC.

                            THE WARNACO GROUP, INC.
       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

                                                      HISTORICAL          PRO              PRO FORMA
                                                        FISCAL           FORMA              FISCAL
                                                         2002         ADJUSTMENTS            2002
                                                         ----         -----------            ----
                                                                 (IN MILLIONS OF DOLLARS)
Net revenues......................................     $1,493.0         $    --            $1,493.0
Cost of goods sold................................      1,052.7           (22.1)(a)         1,030.6
                                                       --------         -------            --------
Gross profit......................................        440.3            22.1               462.4
Selling, general and administrative expenses......        411.0           (31.2)(b)           379.8
Reorganization items..............................        116.7          (116.7)(c)              --
Amortization of sales order backlog...............           --              -- (d)              --
                                                       --------         -------            --------
Operating income (loss)...........................        (87.4)          170.0                82.6
Investment income, net............................          0.1              --                 0.1
Interest expense..................................         22.0             9.6 (e)            31.6
                                                       --------         -------            --------
Income (loss) before provision for income taxes
  and cumulative effect of change in accounting
  principle.......................................       (109.3)          160.4                51.1
Provision for income taxes........................         53.9           (33.5)(f)(g)         20.4
                                                       --------         -------            --------
Income (loss) before cumulative effect of change
  in accounting principle.........................       (163.2)          193.9                30.7
Cumulative effect of change in accounting
  principle.......................................       (801.6)          801.6 (f)              --
                                                       --------         -------            --------
Net income (loss).................................     $ (964.8)        $ 995.5            $   30.7
                                                       --------         -------            --------
                                                       --------         -------            --------


---------

(a) Upon the adoption of fresh start accounting, the company changed its inventory accounting policies to expense certain design, procurement, receiving and other product related costs as incurred. As a result of this change, the pro forma adjustment eliminates $24.4 million of design, procurement, receiving and other product related costs previously capitalized that were reflected in cost of goods sold for Fiscal 2002, offset by $2.3 million of inventory costs that would have been expensed in Fiscal 2002.

(b) Eliminates historical depreciation and amortization expenses of $57.4 million, records depreciation and amortization expense of $34.5 million based upon the fair value of the company's assets and eliminates lease expenses of $8.3 million related to certain leases settled as part of the company's bankruptcy in accordance with fresh start accounting.

(c) Eliminates reorganization items of $116.7 million.

(d) The company valued its sales order backlog as part of its determination of the fair value of its assets in connection with its adoption of fresh start accounting. The amortization of sales order backlog is a non-recurring charge and is not expected to have a continuing effect on the company's results of operations after it is fully amortized in the fiscal year ended January 3, 2004 ("Fiscal 2003") and, as a result, has been excluded from the pro forma statement of operations. The amortization of this backlog will be $12.6 million for Fiscal 2003.

(e) Reflects interest expense of $18.6 million on new debt in an aggregate principal amount of $210.0 million, offset by the elimination of interest expense of $9.8 million on certain foreign debt agreements subject to standstill agreements that was paid as part of the company's plan of reorganization and reflects interest expense of $0.8 million on certain leases settled in connection with the company's bankruptcy. Although the company's average borrowings in the First Quarter of Fiscal 2003 have been substantially lower than its average borrowings in the First Quarter of Fiscal 2002, no adjustment has been made to interest expense for the lower level of borrowings.

(f) Eliminates cumulative effect of change in accounting principle relating to goodwill and intangible assets of $801.6 million net of income tax benefit of $53.5 million as goodwill and intangible assets would have been recorded at fair value in connection with the adoption of fresh start accounting at the beginning of Fiscal 2002.

(g) Adjusts income tax provision to reflect an estimated income tax rate of 40%.

                            THE WARNACO GROUP, INC.
       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

                                                       HISTORICAL         PRO             PRO FORMA
                                                     FIRST QUARTER       FORMA          FIRST QUARTER
                                                     OF FISCAL 2002   ADJUSTMENTS       OF FISCAL 2002
                                                     --------------   -----------       --------------
                                                                 (IN MILLIONS OF DOLLARS)
Net revenues.......................................     $ 410.0         $   --              $410.0
Cost of goods sold.................................       291.6           (3.4)(a)           288.2
                                                        -------         ------              ------
Gross profit.......................................       118.4            3.4               121.8
Selling, general and administrative expenses.......       102.1           (9.8)(b)            92.3
Reorganization items...............................        15.5          (15.5)(c)              --
Amortization of sales order backlog................          --             -- (d)              --
                                                        -------         ------              ------
Operating income...................................         0.8           28.7                29.5
Interest expense...................................         7.0            3.3 (e)            10.3
                                                        -------         ------              ------
Income (loss) before provision for income taxes and
  cumulative effect of change in accounting
  principle........................................        (6.2)          25.4                19.2
Provision for income taxes.........................        49.9          (42.3)(f)(g)          7.6
                                                        -------         ------              ------
Income (loss) before cumulative effect of change in
  accounting principle.............................       (56.1)          67.7                11.6
Cumulative effect of change in accounting
  principle........................................      (801.6)         801.6 (f)              --
                                                        -------         ------              ------
Net income (loss)..................................     $(857.7)        $869.3              $ 11.6
                                                        -------         ------              ------
                                                        -------         ------              ------

---------
(a) Upon the adoption of fresh start accounting, the company changed its inventory accounting policies to expense certain design, procurement, receiving and other product related costs as incurred. As a result of this change, the pro forma adjustment eliminates $4.5 million of design, procurement, receiving and other product related costs previously capitalized that were reflected in cost of goods sold for the First Quarter of Fiscal 2002, offset by $1.1 million of inventory costs that would have been expensed in the First Quarter of Fiscal 2002.

(b) Eliminates historical depreciation and amortization expense of $13.8 million, records depreciation and amortization expense of $8.1 million based on the fair value of the company's assets and eliminates lease expense of $4.1 million related to certain leases settled as part of the company's bankruptcy in accordance with fresh start accounting.

(c) Eliminates reorganization items of $15.5 million.

(d) The company valued its sales order backlog as part of its determination of the fair value of its assets in connection with its adoption of fresh start accounting. The amortization of sales order backlog is a non-recurring charge and is not expected to have a continuing effect on the company's results of operations after it is fully amortized in Fiscal 2003 and, as a result, has been excluded from the pro forma statement of operations. The amortization of this backlog will be $12.6 million for Fiscal 2003.

(e) Reflects interest expense of $4.6 million on new debt in an aggregate principal amount of $210.0 million, offset by the elimination of interest expense of $1.6 million on certain foreign debt agreements subject to standstill agreements that was paid as part of the company's plan of reorganization and reflects interest expense of $0.3 million on certain leases settled in connection with the company's bankruptcy. Although the company's average borrowings in the First Quarter of Fiscal 2003 have been substantially lower than its average borrowings in the First Quarter of Fiscal 2002, no adjustment has been made to interest expense for the lower level of borrowings.

(f) Eliminates cumulative effect of change in accounting principle relating to goodwill and intangible assets of $801.6 million net of income tax benefit of $53.5 million as goodwill and intangible assets would have been recorded at fair value in connection with the adoption of fresh start accounting at the beginning of Fiscal 2002.

(g) Adjusts income tax provision to reflect an estimated income tax rate of 40%.

                            THE WARNACO GROUP, INC.
       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

                                                     HISTORICAL           PRO            PRO FORMA
                                                  SECOND QUARTER OF      FORMA       SECOND QUARTER OF
                                                     FISCAL 2002      ADJUSTMENTS       FISCAL 2002
                                                     -----------      -----------       -----------
                                                                (IN MILLIONS OF DOLLARS)
Net revenues....................................       $381.8           $   --            $381.8
Cost of goods sold..............................        265.9             (3.8)(a)         262.1
                                                       ------           ------            ------
Gross profit....................................        115.9              3.8             119.7
Selling, general and administrative expenses....        100.6            (10.6)(b)          90.0
Reorganization items............................         42.6            (42.6)(c)            --
Amortization of sales order backlog.............           --               -- (d)            --
                                                       ------           ------            ------
Operating income (loss).........................        (27.3)            57.0              29.7
Interest expense................................          3.1              3.2 (e)           6.3
                                                       ------           ------            ------
Income (loss) before provision for income
  taxes.........................................        (30.4)            53.8              23.4
Provision for income taxes......................          1.6              7.8 (f)           9.4
                                                       ------           ------            ------
Net income (loss)...............................       $(32.0)          $ 46.0            $ 14.0
                                                       ------           ------            ------
                                                       ------           ------            ------

---------
(a) Upon the adoption of fresh start accounting, the company changed its inventory accounting policies to expense certain design, receiving and other product related costs as incurred. As a result of this change, the pro forma adjustment eliminates $4.2 million of design, receiving and other product related costs previously capitalized that were reflected in cost of goods sold for the Second Quarter of Fiscal 2002, offset by $0.4 million of inventory costs that would have been expensed in the Second Quarter of Fiscal 2002.

(b) Eliminates historical depreciation and amortization expense of $15.2 million, records depreciation and amortization expense of $8.7 million based on the fair value of the company's assets and eliminates lease expense of $4.1 million related to certain leases settled as part of the company's bankruptcy in accordance with fresh start accounting.

(c) Eliminates reorganization items of $42.6 million.

(d) The company valued its sales order backlog as part of its determination of the fair value of its assets in connection with its adoption of fresh start accounting. The amortization of sales order backlog is a non-recurring charge and is not expected to have a continuing effect on the company's results of operations after it is fully amortized in Fiscal 2003 and, as a result, has been excluded from the pro forma statement of operations. The amortization of this backlog will be $12.6 million for Fiscal 2003.

(e) Reflects interest expense of $4.6 million on new debt in an aggregate principal amount of $210.0 million, offset by the elimination of interest expense of $1.6 million on certain foreign debt agreements subject to standstill agreements that was paid as part of the company's plan of reorganization and reflects interest expense of $0.2 million on certain leases settled in connection with the company's bankruptcy. Although the company's average borrowings in the three months ending July 5, 2003 are projected to be substantially lower than its average borrowings in the Second Quarter of Fiscal 2002, no adjustment has been made to interest expense for the lower level of borrowings.

(f) Adjusts income tax provision to reflect an estimated income tax rate of 40%.

                            THE WARNACO GROUP, INC.
       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

                                                        HISTORICAL                       PRO FORMA
                                                       THIRD QUARTER     PRO FORMA     THIRD QUARTER
                                                      OF FISCAL 2002    ADJUSTMENTS   OF FISCAL 2002
                                                      --------------    -----------   --------------
                                                                 (IN MILLIONS OF DOLLARS)
Net revenues........................................      $345.5          $   --          $345.5
Cost of goods sold..................................       246.2            (1.0)(a)       245.2
                                                          ------          ------          ------
Gross profit........................................        99.3             1.0           100.3
Selling, general and administrative expenses........        87.0            (4.7)(b)        82.3
Reorganization items................................        21.1           (21.1)(c)          --
Amortization of sales order backlog.................          --              -- (d)          --
                                                          ------          ------          ------
Operating income (loss).............................        (8.8)           26.8            18.0
Interest expense....................................         4.3             3.1 (e)         7.4
                                                          ------          ------          ------
Income (loss) before provision for income taxes.....       (13.1)           23.7            10.6
Provision for income taxes..........................         2.5             1.7 (f)         4.2
                                                          ------          ------          ------
Net income (loss)...................................      $(15.6)         $ 22.0          $  6.4
                                                          ------          ------          ------
                                                          ------          ------          ------


---------
(a) Upon the adoption of fresh start accounting, the company changed its inventory accounting policies to expense certain design, receiving and other product related costs as incurred. As a result of this change, the pro forma adjustment eliminates $1.1 million of design, receiving and other product related costs previously capitalized that were reflected in cost of goods sold for the Third Quarter of Fiscal 2002, offset by $0.1 million of inventory costs that would have been expensed in the Third Quarter of Fiscal 2002.

(b) Eliminates historical depreciation and amortization expense of $13.5 million, records depreciation and amortization expense of $8.8 million based on the fair value of the company's assets.

(c) Eliminates reorganization items of $21.1 million.

(d) The company valued its sales order backlog as part of its determination of the fair value of its assets in connection with its adoption of fresh start accounting. The amortization of sales order backlog is a non-recurring charge and is not expected to have a continuing effect on the company's results of operations after it is fully amortized in Fiscal 2003 and, as a result has been excluded from the pro forma statement of operations. The amortization of this backlog will be $12.6 million for Fiscal 2003.

(e) Reflects interest expense of $4.6 million on new debt in an aggregate principal amount of $210.0 million, offset by the elimination of interest expense of $1.7 million on certain foreign debt agreements subject to standstill agreements that was paid as part of the company's plan of reorganization and reflects interest expense of $0.2 million on certain leases settled in connection with the company's bankruptcy.

(f) Adjusts income tax provision to reflect an estimated income tax rate of 40%.

                            THE WARNACO GROUP, INC.
       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

                                                        HISTORICAL          PRO           PRO FORMA
                                                      FOURTH QUARTER       FORMA       FOURTH QUARTER
                                                      OF FISCAL 2002    ADJUSTMENTS    OF FISCAL 2002
                                                      --------------    -----------    --------------
                                                                  (IN MILLIONS OF DOLLARS)
Net revenues........................................      $355.7          $   --           $355.7
Cost of goods sold..................................       249.0           (13.9)(a)        235.1
                                                          ------          ------           ------
Gross profit........................................       106.7            13.9            120.6
Selling, general and administrative expenses........       121.3            (6.1)(b)        115.2
Reorganization items................................        37.5           (37.5)(c)           --
Amortization of sales order backlog.................          --              -- (d)           --
                                                          ------          ------           ------
Operating income (loss).............................       (52.1)           57.5              5.4
Investment income, net..............................         0.1                              0.1
Interest expense....................................         7.7            (0.1)(e)          7.6
                                                          ------          ------           ------
Loss before provision (benefit) for income taxes....       (59.7)           57.6             (2.1)
Provision (benefit) for income taxes................        (0.2)           (0.6)(f)         (0.8)
                                                          ------          ------           ------
Net loss............................................      $(59.5)         $ 58.2           $ (1.3)
                                                          ------          ------           ------
                                                          ------          ------           ------

---------
(a) Upon the adoption of fresh start accounting, the company changed its inventory accounting policies to expense certain design, receiving and other product related costs as incurred. As a result of this change, the pro forma adjustment eliminates $14.5 million of design, receiving and other product related costs previously capitalized that were reflected in cost of goods sold for the Fourth Quarter of Fiscal 2002, offset by $0.6 million of inventory costs that would have been expensed in the Fourth Quarter of Fiscal 2002.

(b) Eliminates historical depreciation and amortization expense of $15.0 million, records depreciation and amortization expense of $8.9 million based on the fair value of the company's assets.

(c) Eliminates reorganization items of $37.5 million.

(d) The company valued its sales order backlog as part of its determination of the fair value of its assets in connection with its adoption of fresh start accounting. The amortization of sales order backlog is a non-recurring charge and is not expected to have a continuing effect on the company's results of operations after it is fully amortized in Fiscal 2003 and, as a result has been excluded from the pro forma statement of operations. The amortization of this backlog will be $12.6 million for Fiscal 2003.

(e) Reflects interest expense of $4.7 million on new debt in an aggregate principal amount of $210.0 million, offset by the elimination of interest expense of $4.9 million on certain foreign debt agreements subject to standstill agreements that was paid as part of the company's plan of reorganization and reflects interest expense of $0.1 million on certain leases settled in connection with the company's bankruptcy.

(f) Adjusts income tax provision to reflect an estimated income tax rate of 40%.

                            THE WARNACO GROUP, INC.
      UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

                                                     HISTORICAL
                         -------------------------------------------------------------------
                                PREDECESSOR                SUCCESSOR             COMBINED
                                -----------                ---------          --------------                     PRO FORMA
                            JANUARY 5, 2003 TO          FEBRUARY 5, 2003      FIRST QUARTER     PRO FORMA      FIRST QUARTER
                             FEBRUARY 4, 2003           TO APRIL 5, 2003      OF FISCAL 2003   ADJUSTMENTS     OF FISCAL 2003
                             ----------------           ----------------      --------------   -----------     --------------
                                                               (IN MILLIONS OF DOLLARS)
Net revenues..............       $   116.0                   $326.3             $   442.3       $      --          $442.3
Cost of goods sold........            70.2                    204.9                 275.1              --           275.1
                                 ---------                   ------             ---------       ---------          ------
Gross profit..............            45.8                    121.4                 167.2                           167.2
Selling, general and
  administrative
  expenses................            35.3                     72.5                 107.8            (1.4)(a)       106.4
Reorganization items......            29.9                      1.4                  31.3           (31.3)(b)          --
Amortization of sales
  order backlog...........              --                      4.2                   4.2            (4.2)(c)          --
                                 ---------                   ------             ---------       ---------          ------
Operating income (loss)...           (19.4)                    43.3                  23.9            36.9            60.8
Reorganization items:
    Gain on cancellation
      of pre-petition
      indebtedness........        (1,692.7)                      --              (1,692.7)        1,692.7 (b)          --
    Fresh start
      adjustments.........          (765.7)                      --                (765.7)          765.7 (b)          --
Investment loss, net......             0.4                      0.1                   0.5              --             0.5
Interest expense..........             1.9                      4.4                   6.3             0.7 (d)         7.0
                                 ---------                   ------             ---------       ---------          ------
Income before provision
  for income taxes........         2,436.7                     38.8               2,475.5        (2,422.2)           53.3
Provision for income
  taxes...................            78.2                     16.2                  94.4           (73.1)(e)        21.3
                                 ---------                   ------             ---------       ---------          ------
Net income................       $ 2,358.5                   $ 22.6             $ 2,381.1       $(2,349.1)         $ 32.0
                                 ---------                   ------             ---------       ---------          ------
                                 ---------                   ------             ---------       ---------          ------

---------
(a) Eliminates historical depreciation and amortization expense of $4.5 million for the one month period January 5, 2003 to February 4, 2003 and records depreciation and amortization expense of $3.1 million based upon the fair value of the company's assets in accordance with fresh start accounting.

(b) Eliminates gain on cancellation of pre-petition debt of $1,692.7 million, fresh start adjustments of $765.7 million and other reorganization items of $31.3 million.

(c) Eliminates the amortization of sales order backlog. The amortization of sales order backlog results from the company's adoption of fresh start accounting as of February 4, 2003. The amortization of sales order backlog is a non-recurring charge and is not expected to have a continuing effect on the company's results of operations after it is fully amortized in Fiscal 2003.

(d) Reflects interest expense of $4.6 million on new debt in an aggregate principal amount of $210.0 million, offset by the elimination of interest expense on the Second Lien Notes of $3.1 million for the two month period February 5, 2003 to April 5, 2003, the elimination of interest expense of $0.9 million on certain foreign debt agreements subject to standstill agreements paid as part of the company's plan of reorganization and reflects interest expense of $0.1 million on certain leases settled in connection with the company's bankruptcy. Although the company's average borrowings in the First Quarter of Fiscal 2003 have been substantially lower than the company's average borrowings in the First Quarter of Fiscal 2002, no adjustment has been made to interest expense for the lower level of borrowings.

(e) Adjusts the income tax provision using the company's estimated rate of 40%.

                       SUMMARY CONSOLIDATED FINANCIAL DATA

         The historical consolidated data is derived from the company's audited consolidated financial statements as of and for Fiscal 2002 and the company's unaudited consolidated condensed financial statements as of April 5, 2003, and for the First Quarter of Fiscal 2002, the one month period January 5, 2003 to February 4, 2003 (the date the company emerged from bankruptcy), the two month period February 5, 2003 to April 5, 2003 and the First Quarter of Fiscal 2003. The summary pro forma financial data is derived from the company's "Unaudited Pro Forma Consolidated Condensed Financial Information" included in this report. The pro forma statement of operations data in the following table is adjusted to reflect the following as if each had been completed at the beginning of Fiscal 2002:

        (a) the implementation of the company's plan of reorganization and its emergence from bankruptcy, including adjustments to:

            (i)    reflect fresh start accounting;

            (ii)   eliminate reorganization items related to the bankruptcy;

            (iii) reflect the elimination of interest expense related to certain foreign debt subject to standstill agreements which principal was repaid as part of the company's reorganization; and

            (iv)   record income taxes at normalized post-emergence rates; and

        (b) new debt in an aggregate principal amount of $210.0 million and the application of the proceeds thereof to repay outstanding principal of $200.9 million of the company's Second Lien Notes due February 4, 2008, accrued interest on the Second Lien Notes of approximately $2.0 million, and expenses related to the new debt of approximately
            $7.1 million.

         The adjusted consolidated balance sheet data as of April 5, 2003 reflects new debt in an aggregate principal amount of $210.0 million and the application of the proceeds thereof to repay outstanding principal of $200.9 million of the company's Second Lien Notes due February 4, 2008, accrued interest on the Second Lien Notes of approximately $2.0 million, and expenses related to the new debt of approximately $7.1 million.

         The pro forma financial information does not purport to be indicative of the company's operating results.

                                      HISTORICAL                                         PRO FORMA(a)
                          ----------------------------------      ----------------------------------------------------------
                                                                                                                  COMBINED
                                                   COMBINED                                        COMBINED      LAST TWELVE
                                         FIRST       FIRST                          FIRST            FIRST         MONTHS
                            FISCAL      QUARTER     QUARTER         FISCAL         QUARTER          QUARTER         ENDED
                             YEAR      OF FISCAL   OF FISCAL         YEAR         OF FISCAL        OF FISCAL      APRIL 5,
                             2002        2002        2003            2002            2002            2003           2003
                             ----        ----        ----            ----            ----            ----           ----
                               (IN MILLIONS OF DOLLARS)                            (IN MILLIONS OF DOLLARS)
STATEMENT OF OPERATIONS DATA:
 Net revenues.............. $1,493.0     $ 410.0    $  442.3        $1,493.0         $410.0          $442.3        $1,525.3
 Gross profit..............    440.3       118.4       167.2           462.4          121.8           167.2           507.8
 Selling, general and
   administrative expenses.    411.0       102.1       107.8           379.8           92.3           106.4           393.9
 Amortization of sales order
   backlog(b)..............       --          --         4.2              --             --              --              --
 Reorganization items......    116.7        15.5        31.3              --             --              --              --
 Operating income (loss)...    (87.4)        0.8        23.9            82.6           29.5            60.8           113.9
 Gain on cancellation of
   pre-petition
   indebtedness............       --          --     1,692.7              --             --              --              --
 Fresh start adjustments...       --          --       765.7              --             --              --              --
 Investment income (loss)..      0.1          --        (0.5)            0.1             --            (0.5)           (0.4)
 Interest expense..........     22.0         7.0         6.3            31.6           10.3             7.0            28.3
 Income (loss) before income
   taxes and cumulative
   effect of change in
   accounting principle....   (109.3)       (6.2)    2,475.5            51.1           19.2            53.3            85.2
 Provision for income
   taxes...................     53.9        49.9        94.4            20.4            7.6            21.3            34.1
 Income (loss) before
   cumulative effect of
   change in accounting
   principle...............   (163.2)      (56.1)    2,381.1            30.7           11.6            32.0            51.1
 Cumulative effect of change
   in accounting principle.   (801.6)     (801.6)         --              --             --              --              --
 Net income (loss).........   (964.8)     (857.7)    2,381.1            30.7           11.6            32.0            51.1
 Depreciation and
   amortization............     57.4        13.8        14.6            34.5            8.1             9.0            35.4

                                                                    AS OF APRIL 5, 2003
                                                              --------------------------------
                                                              HISTORICAL       AS ADJUSTED(e)
                                                              ----------       --------------
                                                                  (IN MILLIONS OF DOLLARS)
BALANCE SHEET DATA:(c)
 Cash.......................................................   $  26.4             $  26.4
 Working capital............................................     366.0               366.0
 Total assets...............................................   1,202.2             1,211.3
 Senior secured revolving credit facility...................      61.0                61.0
 Second Lien Notes due 2008.................................     200.9                  --
 New debt...................................................        --               210.0
 Total debt(d)..............................................     266.9               276.0
 Stockholders' equity.......................................     526.4               526.4
 Total capitalization.......................................     793.3               802.4

---------
(a) The pro forma financial information includes adjustments to reflect the company's results of operations as if the company had emerged from bankruptcy at the beginning of Fiscal 2002 and new debt in an aggregate principal amount of $210.0 million and the application of the proceeds thereof to repay outstanding principal of $200.9 million of the company's Second Lien Notes due February 4, 2008, accrued interest on the Second Lien Notes of approximately $2.0 million, and expenses related to the new debt of approximately $7.1 million had been completed at the beginning of Fiscal 2002. The adjustments to the historical financial formation are discussed in "Unaudited Pro Forma Consolidated
Condensed Financial Information."

(b) The company recorded intangible assets of $12.6 million related to the value of its sales order backlog in connection with the adoption of fresh start accounting. The company considers the amortization of the sales order backlog to be a non-recurring adjustment and, as a result, has excluded the amortization of the sales order backlog from the pro forma adjustments.

(c) The as adjusted consolidated balance sheet data is derived from the company's unaudited consolidated condensed balance sheet as of April 5, 2003 and reflects adjustments on a pro forma basis giving effect to new debt in an aggregate principal amount of $210.0 million, and the application of the proceeds thereof to repay outstanding principal of $200.9 million of the company's Second Lien Notes due February 4, 2008, accrued interest on the Second Lien Notes of approximately $2.0 million, and expenses related to the new debt of approximately $7.1 million.

(d) Total debt includes capital lease obligations of $1.3 million and $3.7 million in amounts payable related to the settlement of certain leases with GECC as part of the company's bankruptcy.

(e) The as adjusted data reflects the new debt in an aggregate principal amount of $210.0 million, and the application of the proceeds thereof to repay outstanding principal of $200.9 million of the company's Second Lien Notes due February 4, 2008, accrued interest on the Second Lien Notes of approximately $2.0 million, and expenses related to the new debt of approximately $7.1 million.

                              EBITDA AND OTHER DATA

         EBITDA is defined as net income before interest expense, income taxes, depreciation and amortization. The company's pro forma statement of operations data and the other data set forth below, including EBITDA, give effect to the implementation of the company's plan of reorganization, its emergence from bankruptcy and new debt in an aggregate principal amount of $210.0 million, and the application of the proceeds to repay outstanding principal of $200.9 million of the company's Second Lien Notes due February 4, 2008, accrued interest on the Second Lien Notes of approximately $2.0 million, and expenses related to the new debt of approximately $7.1 million as if each had occurred at the beginning of Fiscal 2002. The company's senior secured revolving credit facility includes provisions that use EBITDA as a component of certain covenants. The company believes that information regarding EBITDA is useful to investors in evaluating the company. EBITDA is a non-GAAP financial measure and you should not construe EBITDA as an alternative to net income (loss), as an indicator of the company's operating performance, or as an alternative to cash flows from operating activities as a measure of the company's liquidity. The company may calculate EBITDA differently than other companies. A reconciliation of pro forma net income to Pro Forma EBITDA is set forth below:

                                                                        PRO FORMA
                              -----------------------------------------------------------------------------------------------
                                                                                                    COMBINED       COMBINED
                                           FIRST QUARTER     SECOND       THIRD        FOURTH    FIRST QUARTER   LAST TWELVE
                              FISCAL YEAR    OF FISCAL     QUARTER OF   QUARTER OF   QUARTER OF    OF FISCAL    MONTHS ENDED
                                 2002          2002       FISCAL 2002  FISCAL 2002  FISCAL 2002      2003       APRIL 5, 2003
                                 ----          ----       -----------  -----------  -----------      ----       -------------
                                                                (IN MILLIONS OF DOLLARS)
EBITDA AND OTHER DATA:
  EBITDA....................    $117.2                                                                              $148.9
  Total debt................     276.0 (a)                                                                           276.0
  Interest expense..........      31.6                                                                                28.3
  Total debt to EBITDA......      2.35x                                                                               1.85x
  EBITDA to interest
   expense..................      3.71x                                                                               5.26x

RECONCILIATION OF NET INCOME
TO EBITDA:
Net income (loss)...........    $ 30.7          $11.6       $14.0        $ 6.4         $(1.3)        $32.0          $ 51.1
  Provision (benefit) for
   income taxes.............      20.4            7.6         9.4          4.2          (0.8)         21.3            34.1
  Interest expense..........      31.6           10.3         6.3          7.4           7.6           7.0            28.3
  Investment income (loss)..      (0.1)            --          --           --          (0.1)          0.5             0.4
                                ------          -----       -----       ------         -----         -----          ------
Operating income............      82.6           29.5        29.7         18.0           5.4          60.8           113.9
  Investment income (loss)..       0.1             --          --           --           0.1          (0.5)           (0.4)
  Depreciation and
   amortization.............      34.5            8.1         8.7          8.8           8.9           9.0            35.4
                                ------          -----       -----       ------         -----         -----          ------
EBITDA......................    $117.2          $37.6       $38.4        $26.8         $14.4         $69.3          $148.9
                                ------          -----       -----       ------         -----         -----          ------
                                ------          -----       -----       ------         -----         -----          ------

---------
(a) Total debt reflects pro forma balance as of April 5, 2003. The company believes that the total debt balance as of January 4, 2003 is not meaningful because substantially all of the debt was subject to compromise in the company's bankruptcy.

                      SUPPLEMENTAL UNAUDITED CONSOLIDATING
                        CONDENSED FINANCIAL INFORMATION

    The following tables set forth supplemental unaudited consolidating condensed financial information as of April 5, 2003 and for the fiscal year ended January 4, 2003, the one month period January 5, 2003 to February 4, 2003 and the two month period February 5, 2003 to April 5, 2003 for (i) The Warnaco Group, Inc., (ii) Warnaco Inc., (iii) the subsidiaries that will guarantee the new debt (the "Guarantor Subsidiaries"), (iv) the subsidiaries other than the Guarantor Subsidiaries (the "Non-Guarantor Subsidiaries") and (v) The
Warnaco Group, Inc. on a consolidated basis.

                                                      FOR THE FISCAL YEAR ENDED JANUARY 4, 2003
                                -------------------------------------------------------------------------------------
                                   THE
                                 WARNACO
                                 GROUP,                     GUARANTOR     NON-GUARANTOR    ELIMINATION
                                  INC.      WARNACO INC.   SUBSIDIARIES    SUBSIDIARIES      ENTRIES     CONSOLIDATED
                                ---------   ------------   ------------    ------------      -------     ------------
                                                              (IN THOUSANDS OF DOLLARS)
Net revenues..................  $      --    $ 518,590      $ 650,449        $323,917                     $1,492,956
Cost of goods sold............         --      377,722        477,646         197,293              --      1,052,661
                                ---------    ---------      ---------        --------      ----------     ----------
Gross profit..................         --      140,868        172,803         126,624              --        440,295
Selling, general and
 administrative expenses......         --      166,123        132,027         112,804              --        410,954
Reorganization items..........         --      100,437          2,735          13,510              --        116,682
                                ---------    ---------      ---------        --------      ----------     ----------
Operating income (loss).......         --     (125,692)        38,041             310              --        (87,341)
Equity in income (loss) of
 subsidiaries.................   (964,863)          --             --              --         964,863             --
Investment (income), net......         --          (62)            --              --              --            (62)
Interest expense..............         --       22,048             --              --              --         22,048
                                ---------    ---------      ---------        --------      ----------     ----------
Income (loss) before provision
 for income taxes and
 cumulative effect of change
 in accounting principle......   (964,863)    (147,678)        38,041             310         964,863       (109,327)
Provision for income taxes....         --         (588)        42,982          11,520              --         53,914
                                ---------    ---------      ---------        --------      ----------     ----------
Loss before cumulative effect
 of a change in accounting
 principle....................   (964,863)    (147,090)        (4,941)        (11,210)        964,863       (163,241)
Cumulative effect of change in
 accounting principle, net....         --      (84,532)      (651,663)        (65,427)             --       (801,622)
                                ---------    ---------      ---------        --------      ----------     ----------
Net loss......................  $(964,863)   $(231,622)     $(656,604)       $(76,637)     $  964,863     $ (964,863)
                                ---------    ---------      ---------        --------      ----------     ----------
                                ---------    ---------      ---------        --------      ----------     ----------

                                               FOR THE PERIOD JANUARY 5, 2003 TO FEBRUARY 4, 2003
                             ---------------------------------------------------------------------------------------
                                 THE
                               WARNACO                     GUARANTOR     NON-GUARANTOR    ELIMINATION
                             GROUP, INC.   WARNACO INC.   SUBSIDIARIES    SUBSIDIARIES      ENTRIES     CONSOLIDATED
                             -----------   ------------   ------------    ------------      -------     ------------
                                                            (IN THOUSANDS OF DOLLARS)
Net revenues...............  $        --   $    25,673     $  61,573        $28,714       $        --   $   115,960
Cost of goods sold.........           --        15,268        39,667         15,279                --        70,214
                             -----------   -----------     ---------        -------       -----------   -----------
Gross profit...............           --        10,405        21,906         13,435                --        45,746
Selling, general and
 administrative expenses...           --        14,591        10,741          9,981                --        35,313
Reorganization items.......           --        29,922            --             --                --        29,922
                             -----------   -----------     ---------        -------       -----------   -----------
Operating income (loss)....           --       (34,108)       11,165          3,454                --       (19,489)
Gain on cancellation of
 pre-petition
 indebtedness..............           --    (1,567,721)     (124,975)            --                --    (1,692,696)
Fresh start adjustments....           --      (765,726)           --             --                --      (765,726)
Equity in income (loss) of
 subsidiaries..............    2,358,537            --            --             --        (2,358,537)           --
Investment (income) loss,
 net.......................           --           359            --             --                --           359
Interest expense...........           --         1,887            --             --                --         1,887
                             -----------   -----------     ---------        -------       -----------   -----------
Income before provision for
 income taxes..............    2,358,537     2,297,093       136,140          3,454        (2,358,537)    2,436,687
Provision for income
 taxes.....................           --        77,603            --            547                --        78,150
                             -----------   -----------     ---------        -------       -----------   -----------
Net income.................  $ 2,358,537   $ 2,219,490     $ 136,140        $ 2,907       $(2,358,537)  $ 2,358,537
                             -----------   -----------     ---------        -------       -----------   -----------
                             -----------   -----------     ---------        -------       -----------   -----------

                                                  FOR THE PERIOD FEBRUARY 5, 2003 TO APRIL 5, 2003
                                 -----------------------------------------------------------------------------------
                                   THE
                                 WARNACO
                                 GROUP,                    GUARANTOR     NON-GUARANTOR    ELIMINATION
                                  INC.     WARNACO INC.   SUBSIDIARIES    SUBSIDIARIES      ENTRIES     CONSOLIDATED
                                 -------   ------------   ------------    ------------      -------     ------------
                                                              (IN THOUSANDS OF DOLLARS)
Net revenues...................  $   --      $81,457        $175,362        $69,505        $     --       $326,324
Cost of goods sold.............      --       55,168         111,618         38,132              --        204,918
                                 -------     -------        --------        -------        --------       --------
Gross profit...................      --       26,289          63,744         31,373              --        121,406
Selling, general and
 administrative expenses.......      --       15,599          36,670         20,268              --         72,537
Amortization of sales order
 backlog.......................      --        1,100           3,100             --              --          4,200
Reorganization items...........      --        1,383              --             --              --          1,383
                                 -------     -------        --------        -------        --------       --------
Operating income...............      --        8,207          23,974         11,105              --         43,286
Investment loss, net...........      --           35              --             --              --             35
Equity in the income (loss) of
 subsidiaries..................  22,639           --              --             --         (22,639)            --
Interest expense...............      --        4,428              --             --              --          4,428
                                 -------     -------        --------        -------        --------       --------
Income before provision for
 income taxes..................  22,639        3,744          23,974         11,105         (22,639)        38,823
Provision for income taxes.....      --       13,363              --          2,821              --         16,184
                                 -------     -------        --------        -------        --------       --------
Net income (loss)..............  $22,639     $(9,619)       $ 23,974        $ 8,284        $(22,639)      $ 22,639
                                 -------     -------        --------        -------        --------       --------
                                 -------     -------        --------        -------        --------       --------

                 SUPPLEMENTAL UNAUDITED GUARANTOR CONSOLIDATING
                 CONDENSED FINANCIAL INFORMATION -- (CONTINUED)

                                                                              APRIL 5, 2003
                                          -------------------------------------------------------------------------------------
                                          THE WARNACO                   GUARANTOR     NON-GUARANTOR   ELIMINATION
                                          GROUP, INC.   WARNACO INC.   SUBSIDIARIES   SUBSIDIARIES      ENTRIES    CONSOLIDATED
                                          -----------   ------------   ------------   ------------      -------    ------------
                                                                        (IN THOUSANDS OF DOLLARS)
                 ASSETS
Current assets:
   Cash..................................  $     --      $   6,553       $    358       $ 19,508      $       --    $   26,419
   Accounts receivable, net..............        --             --        229,855         72,873              --       302,728
   Inventories, net......................        --         98,529        137,783         79,320              --       315,632
   Prepaid expenses and other current
    assets...............................        --          8,177          8,062         14,196              --        30,435
   Assets held for sale..................        --            271             --          1,093              --         1,364
   Deferred income taxes.................        --          7,399             --             --              --         7,399
                                           --------      ---------       --------       --------      -----------   ----------
      Total current assets...............        --        120,929        376,058        186,990              --       683,977
                                           --------      ---------       --------       --------      -----------   ----------
Property, plant and equipment -- net.....        --         70,688         20,932         31,069           3,384       126,073
Investments in subsidiaries..............   771,639        558,800             --             --      (1,330,439)           --
Other assets:
   Licenses, trademarks and other
    intangible assets, at cost, less
    accumulated amortization.............        --        178,927        166,300         15,187              --       360,414
   Deferred financing costs..............        --          4,758             --             --              --         4,758
   Other assets..........................        --          1,288            519          1,203            (134)        2,876
   Reorganization value in excess of fair
    value of net assets..................    24,066             --             --             --              --        24,066
                                           --------      ---------       --------       --------      -----------   ----------
      Total other assets.................   795,705        743,773        166,819         16,390      (1,330,573)      392,114
                                           --------      ---------       --------       --------      -----------   ----------
                                           $795,705      $ 935,390       $563,809       $234,449      $(1,327,189)  $1,202,164
                                           --------      ---------       --------       --------      -----------   ----------
                                           --------      ---------       --------       --------      -----------   ----------
  LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Current portion of long-term debt.....  $     --      $   3,755       $      2       $     --      $       --    $    3,757
   Revolving credit facility.............        --         60,990             --             --              --        60,990
   Accounts payable......................        --         47,883         27,306         25,529              --       100,718
   Accrued liabilities...................        --         58,192         13,454         47,778              --       119,424
   Accrued income tax payable............        --         17,557             --         15,581              --        33,138
                                           --------      ---------       --------       --------      -----------   ----------
      Total current liabilities..........        --        188,377         40,762         88,888              --       318,027
                                           --------      ---------       --------       --------      -----------   ----------
Long-term debt...........................        --        200,942             --          1,246              --       202,188
Intercompany accounts....................   269,299       (342,450)        93,048        (23,147)          3,250            --
Deferred income taxes....................        --         77,322             --          6,359              --        83,681
Other long-term liabilities..............        --         71,852             25             19              --        71,896
Commitments and contingencies
Stockholders' equity:
   Successor preferred stock: $0.01 par
    value, 20,000,000 shares
    authorized...........................        --             --             --             --              --            --
   Series A preferred stock, $0.01 par
    value, 112,500 shares authorized as
    of April 5, 2003.....................        --             --             --             --              --            --
   Successor common stock: $.01 par
    value, 112,500,000 shares authorized,
    44,999,973 issued and outstanding as
    of April 5, 2003.....................       450            100            100            100            (300)          450
   Additional paid-in capital............   508,437        748,900        405,900        152,700      (1,307,500)      508,437
   Accumulated other comprehensive
    loss.................................        --            (34)            --             --              --           (34)
   Retained earnings (deficit)...........    22,639         (9,619)        23,974          8,284         (22,639)       22,639
   Unearned stock compensation...........    (5,120)            --             --             --              --        (5,120)
                                           --------      ---------       --------       --------      -----------   ----------
      Total stockholders' equity.........   526,406        739,347        429,974        161,084      (1,330,439)      526,372
                                           --------      ---------       --------       --------      -----------   ----------
                                           $795,705      $ 935,390       $563,809       $234,449      $(1,327,189)  $1,202,164
                                           --------      ---------       --------       --------      -----------   ----------
                                           --------      ---------       --------       --------      -----------   ----------